EXHIBIT 4.1

STOCK CERTIFICATE

         This certificate reflects New Post Split Shares of
                PHOENIX RESOURCES TECHNOLOGIES, INC.
  Subject to a 1 New Share for 100 Old Shares Reverse Stock Split
                 Effective Date - October 14, 1999
                     New Cusip No. 719131 20 3

Number                                            Shares
[          ]                                      [          ]

                PHOENIX RESOURCES TECHNOLOGIES, INC.
         INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE $0.001                             NEW CUSIP NO.
COMMON STOCK                                 719131 20 3

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF
                           $0.001 EACH OF
                PHOENIX RESOURCES TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

_____________________                   Dated _______________________
President                               Countersigned and Registered:
                                        IDATA INC.
_____________________         Seal      (Dallas, Texas) Transfer Agent
Secretary                               Successor Transfer Agent
                                        SIGNATURE STOCK TRANSFER, INC.

                                        _____________________________
                                        Authorized Signature












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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM             -    as tenants in common
TEN ENT             -    as tenants by the entireties
JT TEN              -    as joint tenants with right of survivorship
                         and not as tenants in common
UNIF GIFT MIN ACT   -    ________ Custodian __________ under Uniform
                         Gifts to Minors Act ___________
Additional abbreviations may also be used though not in the above list.

For Value Received _______________ hereby sell, assign and transfer
unto  [                ] Please insert social security or some other
identifying number of assignee.

_____________________________________________________________________
Please print or typewrite name and address of assignee
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_______________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______ _____________________ Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________


                              _______________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                              MUST CORRESPOND WITH THE NAME AS WRITTEN
                              UPON THE FACE OF THE CERTIFICATE, IN
                              EVERY PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT, OR ANY CHANGE WHATEVER.

_____________________________
SIGNATURE GUARANTEE
(BY: BANK, CORPORATE OFFICER)